                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                    /s/ BARBARA T. ALEXANDER STILES
                                    -------------------------------------------
                                    Barbara T. Alexander Stiles
                                    Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ DAN W. COOK III
                                  ---------------------------------------------
                                  Dan W. Cook III
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ JUAN L. ELEK
                                  ---------------------------------------------
                                  Juan L. Elek
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ TIMOTHY R. ELLER
                                  ---------------------------------------------
                                  Timothy R. Eller
                                  Director
                                  Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ CLINT W. MURCHISON, III
                                  ---------------------------------------------
                                  Clint W. Murchison, III
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ CHARLES H. PISTOR
                                  ---------------------------------------------
                                  Charles H. Pistor
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ FREDERIC M. POSES
                                  ---------------------------------------------
                                  Frederic M. Poses
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                   /s/ DAVID W. QUINN
                                   --------------------------------------------
                                   David W. Quinn
                                   Director
                                   Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003.



                                  /s/ THOMAS M. SCHOEWE
                                  ---------------------------------------------
                                  Thomas M. Schoewe
                                  Director


Centex Corporation

                                                                     EXHIBIT 24A



                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation Long Term Incentive Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 2003



                                  /s/ PAUL T. STOFFEL
                                  ---------------------------------------------
                                  Paul T. Stoffel
                                  Director


Centex Corporation